UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2005

CAMDEN PROPERTY TRUST

(Exact name of Registrant as specified in its Charter)

Texas (State or other jurisdiction of incorporation or organization)	1-12110 (Commission file number)	76-6088377 (I.R.S. Employer Identification Number)

Three Greenway Plaza, Suite 1300, Houston, Texas 77046
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 354-2500

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     The information set forth in Item 5.02 is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

     Effective February 28, 2005, Summit Properties Inc., a Maryland corporation (“Summit”), was merged (the “Merger”) with and into Camden Summit, Inc. (“Camden Summit”), a Delaware corporation and a wholly owned subsidiary of Camden Property Trust, a Texas real estate investment trust (“Camden”), pursuant to an Agreement and Plan of Merger, dated as of October 4, 2004, as amended (the “Merger Agreement”), among Camden, Camden Summit and Summit. As a result of the Merger, Camden issued approximately 11.8 million common shares and paid an aggregate of approximately $436.3 million to the former stockholders of Summit.

     Also on February 28, 2005, the offer (the “Exchange Offer”) to exchange the existing units of limited partnership interest in Camden Summit Partnership, L.P., f/k/a Summit Properties Partnership, L.P. (the “Operating Partnership”), which, prior to the Merger, were redeemable for one share of common stock of Summit, for $31.20 in cash, without interest (the “Cash Consideration”), or .6687 of a new unit (the “Unit Consideration”), which are redeemable for one Camden common share, was completed. Based on information provided by American Stock Transfer & Trust Company, the exchange agent for the Exchange Offer, 903,040 units were tendered in exchange for the Cash Consideration, 2,232,484 units were tendered in exchange for the Unit Consideration and 206,980 units were not tendered pursuant to the exchange offer (all of which were exchanged for the Unit Consideration). Upon the terms and subject to the conditions of the Exchange Offer, Camden issued 1,631,269.577 new units and $28,174,848.00 in exchange for the existing units.

     The Merger Agreement and Amendment Nos. 1 and 2 thereto, which have been filed as Exhibit 2.1 to the Current Report on Form 8-K of Camden dated October 5, 2004, October 6, 2004 and January 24, 2005, respectively, are incorporated into this Item 2.01 by reference. The press release announcing the closing of the Merger and the completion of the Exchange Offer and the press release announcing the final stockholder and limited partner elections, which are filed as Exhibits 99.1 and 99.2 to this Report, respectively, are incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     Pursuant to the Merger Agreement, effective March 2, 2005, William B. McGuire, Jr. and William F. Paulsen, each of whom formerly served as a director of Summit, were appointed to the Board of Trust Managers of Camden.

     Prior to the completion of the Exchange Offer, Messrs. McGuire and Paulsen owned 620,313 and 596,045 units of limited partnership interest in the Operating Partnership, which were exchanged in the Exchange Offer for 414,803.303 and 398,575.292 units, respectively. In his capacity as a limited partner of the Operating Partnership, on February 28, 2005, each of Messrs. McGuire and Paulsen entered into the Second Amended and Restated Limited Partnership Agreement of the Operating Partnership that will govern the Operating Partnership, a

Registration Rights Agreement pursuant to which Camden has agreed to register common shares into which such units are exchangeable and a Tax, Asset and Income Support Agreement that will prevent the Operating Partnership from selling protected assets under certain circumstances if the limited partners would recognize a taxable gain in such a disposition, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 to this Report, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

     The required financial statements of Summit as of and for the years ended December 31, 2004, 2003 and 2002 will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is due.

(b)	Pro Forma Financial Information

     The required pro forma financial information as of December 31, 2004 and for the twelve months ended December 31, 2004 will be filed by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date on which this Current Report on Form 8-K is due.

(c)	Exhibits.

Exhibit
Number        Title

2.1	Agreement and Plan of Merger, dated as of October 4, 2004, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on October 5, 2004 (File No. 1-12110).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated October 6, 2004, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on October 6, 2004 (File No. 1-12110).

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated January 24, 2005, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on January 24, 2005 (File No. 1-12110).

10.1	Form of Second Amended and Restated Agreement of Limited Partnership of Camden Summit Partnership, L.P. among Camden Summit, Inc., as general partner, and the persons whose names are set forth on Exhibit A thereto. Incorporated by reference from Exhibit 10.4 to the Registration Statement on Form S-4 (Registration No. 333-120733) of Camden Property Trust filed on November 24, 2004.

10.2	Form of Registration Rights Agreement between Camden Property Trust and the holders named therein. Incorporated by reference from Exhibit 4.2 to the Registration Statement on Form S-4 of Camden Property Trust filed on November 24, 2004.

10.3	Form of Tax, Asset and Income Support Agreement among Camden Property Trust, Camden Summit, Inc., Camden Summit Partnership, L.P. and each of the limited partners who have executed a signature page thereto. Incorporated by reference from Exhibit 10.4 to the Registration Statement on Form S-4 of Camden Property Trust (Registration No. 333-120733) filed on November 24, 2004.

23.1*	Consent of Deloitte & Touche LLP.

99.1	Press release dated February 28, 2005. Incorporated by reference from Exhibit (a)(5)(C) to Amendment No. 2 to Schedule TO of Camden Summit Partnership, L.P. (File No. 005-53141) filed on March 1, 2005.

99.2	Press release dated March 2, 2005.

99.3*	Audited financial statements of Summit Properties Inc. as of and for the years ended December 31, 2004, 2003 and 2002.

99.4*	Unaudited Pro Forma Financial Information as of December 31, 2004.

*	To be filed by amendment.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2005

CAMDEN PROPERTY TRUST
By:	/s/ Dennis M. Steen
Dennis M. Steen
Senior Vice President - Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit
Number      Title

2.1	Agreement and Plan of Merger, dated as of October 4, 2004, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on October 5, 2004 (File No. 1-12110).

2.2	Amendment No. 1 to Agreement and Plan of Merger, dated October 6, 2004, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on October 6, 2004 (File No. 1-12110).

2.3	Amendment No. 2 to Agreement and Plan of Merger, dated January 24, 2005, among Camden Property Trust, Camden Summit, Inc. and Summit Properties Inc. Incorporated by reference from Exhibit 2.1 to the Current Report on Form 8-K of Camden Property Trust filed on January 24, 2005 (File No. 1-12110).

10.1	Form of Second Amended and Restated Agreement of Limited Partnership of Camden Summit Partnership, L.P. among Camden Summit, Inc., as general partner, and the persons whose names are set forth on Exhibit A thereto. Incorporated by reference from Exhibit 10.4 to the Registration Statement on Form S-4 (Registration No. 333-120733) of Camden Property Trust filed on November 24, 2004.

10.2	Form of Registration Rights Agreement between Camden Property Trust and the holders named therein. Incorporated by reference from Exhibit 4.2 to the Registration Statement on Form S-4 of Camden Property Trust filed on November 24, 2004.

10.3	Form of Tax, Asset and Income Support Agreement among Camden Property Trust, Camden Summit, Inc., Camden Summit Partnership, L.P. and each of the limited partners who have executed a signature page thereto. Incorporated by reference from Exhibit 10.4 to the Registration Statement on Form S-4 of Camden Property Trust (Registration No. 333-120733) filed on November 24, 2004.

23.1*	Consent of Deloitte & Touche LLP.

99.1	Press release dated February 28, 2005. Incorporated by reference from Exhibit (a)(5)(C) to Amendment No. 2 to Schedule TO of Camden Summit Partnership, L.P. (File No. 005-53141) filed on March 1, 2005.

99.2	Press release dated March 2, 2005.

99.3*	Audited financial statements of Summit Properties Inc. as of and for the years ended December 31, 2004, 2003 and 2002.

99.4*	Unaudited Pro Forma Financial Information as of December 31, 2004.

*	To be filed by amendment.